UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 16, 2008

Lehman Brothers Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9466 (Commission File Number)	13-3216325 (IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:

(212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 16, 2008, Lehman Brothers Holdings Inc. (the “Registrant”) issued a press release with respect to its earnings for its most recently completed fiscal quarter (the “Earnings Release”).  The Earnings Release and related attachments are annexed as Exhibit 99.1 hereto and are hereby incorporated herein and made a part hereof.  In addition, supplementary attachments to the Registrant’s Earnings Release are annexed as Exhibit 99.2 hereto and are hereby incorporated herein and made a part hereof.

The information furnished under this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits

(d)      Exhibits

The following Exhibit is filed as part of this Report.

Exhibit 99.1	Press Release Relating to Earnings

Selected Statistical Information
At, or for the Quarter Ended,
May 31, 2008
(Preliminary and Unaudited)

Consolidated Statement of Income
Quarter Ended May 31, 2008
(Preliminary and Unaudited)

Consolidated Statement of Income
Six Months Ended May 31, 2008
(Preliminary and Unaudited)

Business Segment and Geographic Net Revenues
Quarter Ended May 31, 2008
(Preliminary and Unaudited)

Business Segment and Geographic Net Revenues
Six Months Ended May 31, 2008
(Preliminary and Unaudited)

Reconciliation of Average Stockholders’ Equity to
Average Tangible Common Stockholders’ Equity
(Preliminary and Unaudited)

Assets under Management
As of May 31, 2008
(Preliminary and Unaudited)

Value-at-Risk (VaR) Summary
At, or for the Quarter Ended,
May 31, 2008
(Preliminary and Unaudited)

Leverage and Net Leverage Calculations
(Preliminary and Unaudited)

Exhibit 99.2	Supplementary Attachments to Press Release Relating to Earnings
(Preliminary and Unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.
(Registrant)

Date: June 16, 2008	By:	/s/ Ian T. Lowitt
Ian T. Lowitt
Chief Financial Officer and Controller
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit 99.1	Press Release Relating to Earnings

Selected Statistical Information
At, or for the Quarter Ended,
May 31, 2008
(Preliminary and Unaudited)

Consolidated Statement of Income
Quarter Ended May 31, 2008
(Preliminary and Unaudited)

Consolidated Statement of Income
Six Months Ended May 31, 2008
(Preliminary and Unaudited)

Business Segment and Geographic Net Revenues
Quarter Ended May 31, 2008
(Preliminary and Unaudited)

Business Segment and Geographic Net Revenues
Six Months Ended May 31, 2008
(Preliminary and Unaudited)

Reconciliation of Average Stockholders’ Equity to
Average Tangible Common Stockholders’ Equity
(Preliminary and Unaudited)

Assets under Management
As of May 31, 2008
(Preliminary and Unaudited)

Value-at-Risk (VaR) Summary
At, or for the Quarter Ended,
May 31, 2008
(Preliminary and Unaudited)

Leverage and Net Leverage Calculations
(Preliminary and Unaudited)

Exhibit 99.2	Supplementary Attachments to Press Release Relating to Earnings
(Preliminary and Unaudited)